UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): November 24, 2008
Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-11397 (Commission File Number)	33-0628076 (I.R.S. Employer Identification No.)
One Enterprise
Aliso Viejo, California 92656
(Address of principal executive offices) (Zip Code)
(949) 461-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On November 24, 2008, Valeant Pharmaceuticals International issued a press release announcing the results at end of treatment, week 48 analysis point in the Phase IIb clinical trial for its antiviral compound, taribavirin. The press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits

Exhibit Number	Description

99.1	Press release dated November 24, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2008	VALEANT PHARMACEUTICALS INTERNATIONAL
	By:	/s/ Peter J. Blott
Peter J. Blott
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated November 24, 2008.